UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               Form 8-K

                            Current Report
     Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported)    June 29, 2009
                  --------------------------

                 Dynasil Corporation of America
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  (Exact name of registrant as specified in its charter)

    Delaware                   000-27503         22-1734088
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(State or other               (Commission     (IRS Employer
jurisdiction of incorporation)    File Number) Identification No.)


         385 Cooper Road, West Berlin, New Jersey 08091
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        (Address of principal executive offices)   (ZIP Code)

Registrant's telephone number, including area code: (856)-767-4600

                           Not Applicable
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   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see
General Instructions A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 5.02 Departure of Directors or Certain Officers;
Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

        On June 26, 2009, the Registrant, Dynasil
Corporation of America ("Dynasil"), entered into an arrangement whereby Dr. Gerald Entine, age 65, of Watertown, MA agreed to become a Dynasil director for an initial partial one-year term that expires at the next annual shareholders meeting, which is scheduled to be held in February 2010. The Dynasil Board of Directors passed a resolution to increase the number of Directors from four to five and elected Dr. Entine to fill the fifth Director position. On June 29, 2009, a press release was issued regarding this appointment. The information set forth in that press release, which is filed as an exhibit to this Report, is incorporated herein by reference.

      Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

EXHIBIT INDEX

(c)  Exhibits

   99 Press Release dated June 29, 2009 relating to the election of Dr. Gerald Entine as a Dynasil Director.


SIGNATURES

      Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         DYNASIL CORPORATION OF AMERICA
                                   (Registrant)

Date: June 29, 2009      By:  /s/ Craig T. Dunham
                               Craig T. Dunham
                               President